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Exhibit 10.9
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ASSIGNMENT OF CONTRACT

KNOW ALL MEN BY THESE PRESENCE, that BUSINESS CARDS TOMORROW, INC., a Florida corporation, party of the first part, also referred to as Assignor, in consideration of the sum of ($10.00) ten dollars and other valuable considerations to paid by party of the second part, T.K.O. Enterprises, Inc. referred to as Assignee, at or before the ensealing and delivery of these presence, the receipt whereof is hereby acknowledged, party of the first part does hereby grant, bargain, sell, assign, transfer and set over unto the said party of the second part, her heirs and assigns, forever, a certain Purchase and Sale Agreement bearing date 10th Day of March A.D. 1993, made and entered into by party of the first part and BRAMOW ENTERPRISES, INC., a Florida corporation, ARNOLD BRAMOW, individually, STANLEY BRAMOW, Individually, and WILLIAM HOFFMAN, Individually, a copy of which is attached hereto and made a part hereof.

A portion of the consideration of this assignment being that the party of the second party herein assumes all the obligations of the Purchaser under the terms and conditions under the aforedescribed contract and to hold harmless and indemnify assignor from any breach or wrong doing incidental to the contract herein being assigned. This indemnification includes but is not limited to, any attorney's fees incurred in the defense or enforcement of any provisions of the aforementioned contract or assignment.

To Have and to Hold the same unto the said party of the second part, and its heirs and assigns forever.

In Witness Whereof, the said parties have hereunto set their hands and seals this 12 day of May A.D. 1993.

Signed, sealed and delivered
in presence of us.

BUSINESS CARDS TOMORROW, INC.,
a Florida corporation

By:  Peter T. Gaughn (Seal)
President

T.K.O. ENTERPRISES, INC.

By:  Lillian Roberts, President

STATE OF FLORIDA
COUNTY OF BROWARD

The foregoing instrument was sworn to and subscribed before me this 12th day of May 1993, by Peter Gaughn, as President and on behalf of Business Cards Tomorrow, Inc., a Florida corporation, to me personally known (x), who produced his/her driver's license ( )/passport ( ), as identification and who did take an oath.

Diana S. Munroe
Notary Public

My Commission Expires:

Official Notary Seal
Diana S. Munroe
Notary Public State of Florida
Commission No. CC205111
My Commission Exp. May 29, 1996
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STATE OF FLORIDA
COUNTY OF BROWARD

The foregoing instrument was sworn to and subscribed before me this 12th day of May 1993, by LILLIAN ROBERTS*, to me personally known ( ), who produced his/her driver's license ( )/passport ( ), as identification and who did take an oath.

*LILLIAN ROBERTS, PRESIDENT, T.K.O. ENTERPRISES, INC.

Notary Public

My Commission Expires:

This Instrument prepared by:
Address

This instrument was prepared by:

David Feldman, Attorney

Financial Federal Building
407 Lincoln Road, NE PH
Miami Beach, Florida  33139
(305) 534-4721